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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 30, 2003




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



       Delaware                         1-6407                    75-0571592
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
   of incorporation)                                         Identification No.)



           One PEI Center                                           18711
       Wilkes-Barre, Pennsylvania                                 (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

















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ITEM 5.  OTHER EVENTS

As previously reported, Southern Union Company ("Southern Union" or the "Company") and CMS Gas Transmission Company, a subsidiary of CMS Energy Corporation entered into an Amended and Restated Stock Purchase Agreement on May 12, 2003 providing for, among other things, Southern Union's purchase of Panhandle Eastern Pipe Line Company and its subsidiaries (collectively, "Panhandle"). The transaction has been approved by the boards of directors of all companies and has received all required regulatory approvals. Closing is expected in June 2003.

In connection with the above-mentioned transaction, certain historical financial statements and related notes thereto of Panhandle are attached hereto as Exhibits to this Form 8-K. These include the audited historical financial statements and related notes of Panhandle for the three years ended December 31, 2002, and the unaudited historical financial statements and related notes of Panhandle for the three months ended March 31, 2003.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit No.

          23.1    Consent of Independent Public Accountants, Ernst & Young LLP.

          99.1 Audited historical financial statements and related notes of Panhandle for the three years ended December 31, 2002.

          99.2 Unaudited historical financial statements and related notes of Panhandle for the three months ended March 31, 2003.



This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations. Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisitions or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SOUTHERN UNION COMPANY
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                                          (Registrant)



Date     May 30, 2003                 By  DAVID J. KVAPIL
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                                          David J. Kvapil
                                          Executive  Vice  President  and
                                          Chief  Financial Officer

                                  EXHIBIT INDEX




Exhibit Number            Description
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23.1           Consent of Independent Public Accountants, Ernst & Young LLP.

99.1 Audited historical financial statements and related notes of Panhandle for the three years ended December 31, 2002.

99.2 Unaudited historical financial statements and related notes of Panhandle for the three months ended March 31, 2003.